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                                                                  EXHIBIT 10.5

                    FIFTH AMENDMENT TO AMENDED AND RESTATED
                       AGREEMENT OF LIMITED PARTNERSHIP
                                      OF
                    BRANDYWINE OPERATING PARTNERSHIP, L.P.


         THIS FIFTH AMENDMENT, dated as of September 28, 1998 (the "Amendment"), amends the Amended and Restated Agreement of Limited Partnership Agreement (as heretofore amended to date, the "Partnership Agreement") of BRANDYWINE OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the "Partnership"). Capitalized terms used herein but not defined herein shall have the meanings given to such terms in the Partnership Agreement.

                                  BACKGROUND

         Pursuant to the Partnership Agreement, Brandywine Realty Trust (the "General Partner"), as the general partner of the Partnership, has the power and authority to issue additional Partnership Interests and Units in one or more newly created classes of Partnership Interests to persons on such terms and conditions as the General Partner may deem appropriate.

         The General Partner, pursuant to the exercise of such power and authority and in accordance with the Partnership Agreement, has determined to execute this Amendment to the Partnership Agreement to create a new class of Partnership Interests to be designated as Series B Preferred Units and to evidence the issuance of such additional Partnership Interests and the admission of the other signatories hereto as Limited Partners of the Partnership in exchange for certain contributions of interests in real estate and real estate related assets that are being made to the Partnership on the date hereof pursuant to that certain Purchase and Contribution Agreement, dated as of August 6, 1998, among the Partnership and the other signatories thereto.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby amend the Partnership Agreement as follows:

         1. In accordance with the Partnership Agreement, the Partnership Agreement is hereby amended to establish, and to issue to the Persons set forth on Schedule A attached hereto, the Series B Preferred Units having the designations, preferences and other rights set forth below:

            A. Designation and Number. A class of Partnership Interests designated as Series B Preferred Units is hereby established. The number of Series B Preferred Units shall be 1,950,000. The stated value of a Series B Preferred Unit shall be $50.00 (the "Stated Value").




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            B. Rank. The Series B Preferred Units shall, with respect to distribution rights and rights upon liquidation, dissolution or winding up of the Partnership, rank (i) senior to the Class A Units and to all Partnership Interests ranking junior to the Series B Preferred Units; (ii) on a parity with all Partnership Interests issued by the Partnership the terms of which specifically provide that such Partnership Interests rank on a parity with the Series B Preferred Units including the Partnership Interests designated as Series A Preferred Mirror Units; and (iii) junior to all Partnership Interests the terms of which specifically provide that such Partnership Interests rank junior to the Series B Partnership Units.

            C. Distributions.

               (i) Pursuant to Section 6.1 of the Partnership Agreement, the holders of Series B Preferred Units shall be entitled to receive, out of funds legally available for that purpose, cumulative distributions payable in cash in an amount per Series B Preferred Unit equal to the greater of (a) $0.9063 per quarter (equivalent to $3.625 per annum) or (b) the cash distributions paid or payable on the number of Class A Units, or portion thereof, into which a Series B Preferred Unit is convertible, in each case with appropriate proration for partial quarters. The amount referred in clause (b) of this subsection C(i) with respect to each Distribution Period (as defined in subsection J below) shall be determined as of the applicable Distribution Payment Date (as defined in subsection J below) by multiplying the number of Class A Units, or portion thereof calculated to the fourth decimal point, into which a Series B Preferred Unit would be convertible at the opening of business on such Distribution Payment Date (based on the Conversion Price (as defined in subsection G below) then in effect) by the quarterly cash distribution payable or paid by the Partnership for such Distribution Period in respect of a Class A Unit outstanding as of the record date for the payment of distributions on the Class A Units with respect to such Distribution Period or, if different, with respect to the most recent quarterly period for which distributions with respect to the Class A Units have been declared by the Partnership. Such distributions shall be cumulative from the Issue Date (as defined in subsection J below), whether or not in any Distribution Period or Periods such distributions shall be authorized or there shall be funds of the Partnership legally available for the payment of such distributions, and shall be payable quarterly in arrears on the Distribution Payment Dates, commencing on the first Distribution Payment Date after the Issue Date. Each such distribution shall be payable in arrears to the holders of record of the Series B Preferred Units, as they appear on the records of the Partnership at the close of business on a record date which shall be not less than 10 and not more than 60 days prior to the applicable Distribution Payment Date and shall be fixed by the Partnership, acting through the General Partner, to coincide with the record date for the regular quarterly distributions, if any, payable by the Partnership with respect to the Class A Units. Accumulated, accrued and unpaid distributions for any past Distribution Periods may be authorized and paid at any time, without reference to any regular Distribution Payment Date, to holders of record on a given date, which date shall not precede by more than 45 days the payment date thereof, as may be fixed by the Partnership, acting through the General Partner. The amount of accumulated, accrued and unpaid distributions on any Series B Preferred Unit, or fraction thereof,


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at any date shall be the amount of any distributions thereon calculated at the applicable rate to and including such date, whether or not earned or authorized, which have not been paid in cash. The amount of distributions payable per Series B Preferred Unit for the initial Distribution Period, or any other period shorter or longer than a full Distribution Period, shall be computed ratably on the basis of four 90-day quarters and a 364-day year.

               (ii) No distribution on the Series B Preferred Units shall be authorized or paid or set apart for payment by the Partnership at such time as the terms and provisions of any agreement of the Partnership, including any agreement relating to its indebtedness, prohibits such authorization, payment or setting apart for payment or provides that such authorization, payment or setting apart for payment would constitute a breach thereof, or a default thereunder, or if such authorization or payment shall be restricted or prohibited by law. No interest, or sum of money in lieu of interest, shall be payable in respect of any distribution payment or payments on the Series B Preferred Units which may be in arrears.

         Notwithstanding the foregoing, distributions on the Series B Preferred Units shall accumulate whether or not any of the foregoing restrictions exist, whether or not there are funds legally available for the payment thereof and whether or not such distributions are authorized. Accumulated but unpaid distributions on the Series B Preferred Units shall not bear interest and holders of the Series B Preferred Units shall not be entitled to any distributions in excess of full cumulative distributions. Any distribution payment made on the Series B Preferred Units shall first be credited against the earliest accumulated but unpaid distribution due with respect to such Series B Preferred Units which remains payable.

               (iii) Except as provided in subsection C(iv) below, no distributions (other than in Class A Units or Partnership Interests ranking junior to the Series B Preferred Units as to distributions and upon liquidation, dissolution or winding up of the Partnership) shall be authorized or paid or set aside for payment nor shall any other distribution be authorized or made upon the Class A Units or any other Partnership Interests ranking, as to distributions or upon liquidation, dissolution or winding up of the Partnership, on a parity with or junior to the Series B Preferred Units for any period unless full cumulative distributions have been or contemporaneously are authorized and paid or authorized and a sum sufficient for the payment thereof set apart for such payment on the Series B Preferred Units for all past distribution periods and the then current distribution period, nor shall any Class A Units, or any Partnership Interests ranking junior to or on a parity with the Series B Preferred Units as to distributions or upon liquidation, dissolution or winding up of the Partnership, be redeemed, purchased or otherwise acquired for any consideration (or any monies be paid to or made available for a sinking fund for the redemption of any such Partnership Interests) by the Partnership or any other entity controlled directly or indirectly by the Partnership (except by conversion into or exchange for Partnership Interests ranking junior to the Series B Preferred Units as to distributions and upon liquidation, dissolution or winding up of the Partnership or for the repurchase of Class A Units held by employees, officers or consultants of the


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Partnership (or their permitted transferees) that are subject to restrictive share purchase agreements under which the Partnership has the option or obligation to repurchase such shares upon the occurrence of certain events, such as termination of employment).

               (iv) When distributions are not paid in full (or a sum sufficient for such full payment is not so set apart) upon the Series B Preferred Units and any other Partnership Interests ranking on a parity as to distributions with the Series B Preferred Units, all distributions authorized with respect to the Series B Preferred Units and any other Partnership Interests ranking on a parity as to distributions with the Series B Preferred Units shall be authorized pro rata so that the amount of distributions authorized with respect to the Series B Preferred Units and such other Partnership Interests shall in all cases bear to each other the same ratio that accumulated distributions with respect to the Series B Preferred Units and such other Partnership Interests (which shall not include any accumulation in respect of unpaid distributions for prior distribution periods if such Partnership Interests do not have a cumulative distribution) bear to each other.

               (v) Holders of Series B Preferred Units shall not be entitled to any distribution, whether payable in cash, property or shares, in excess of full cumulative distributions on the Series B Preferred Units as described above. Accumulated but unpaid distributions on the Series B Preferred Units will accumulate as of the Distribution Payment Date on which they first become payable.

            D. Liquidation Preference.

               (i) Upon any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Partnership, the holders of the Series B Preferred Units shall be entitled to receive out of the assets of the Partnership available for distribution to the Partners pursuant to Section 13.5(a) of the Partnership Agreement a liquidation preference equal to the Stated Value per Series B Preferred Unit, plus an amount equal to any accumulated and unpaid distributions to the date of payment, before any distribution of assets is made to holders of Class A Units, GP Units or any other Partnership Interests that rank junior to the Series B Preferred Units as to liquidation rights.

               (ii) If upon any such voluntary or involuntary liquidation, dissolution or winding up of the Partnership, the assets of the Partnership are insufficient to pay the amount of such liquidating distributions on all outstanding Series B Preferred Units and the corresponding amounts payable on all other Partnership Interests ranking on a parity with the Series B Preferred Units in the distribution of assets, then such assets shall be allocated among the Series B Preferred Units, as a class, and each class or series of such other Partnership Interests, as a class, in proportion to the full liquidating distributions to which they would otherwise be respectively entitled.



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               (iii) Written notice of any such liquidation, dissolution or winding up of the Partnership, stating the payment date or dates when, and the place or places where, the amounts distributable in such circumstances shall be payable, shall be given by first class mail, postage pre-paid, not less than 30 nor more than 60 days prior to the payment date stated therein, to each record holder of the Series B Preferred Units at the respective addresses of such holders as the same shall appear on the records of the Partnership.

               (iv) After payment of the full amount of the liquidating distributions to which they are entitled, the holders of Series B Preferred Units shall have no right or claim to any of the remaining assets of the Partnership.

               (v) None of a consolidation or merger of the Partnership with or into any other partnership, corporation, trust or entity or of any other partnership, corporation, trust or other entity with or into the Partnership, or the sale, lease or conveyance of all or substantially all of the property or business of the Partnership shall be considered a liquidation, dissolution or winding up of the Partnership.

            E. Redemption.

               (i) Cash Redemption Right. On and after January 2, 2004 and, in addition, at any time after the Issue Date that the Current Market Price (as defined in subsection J below) of the Common Shares (as defined in subsection J below) has equaled or exceeded 120% of the Conversion Price for any 60 consecutive Trading Days (as defined in subsection J below), the Partnership, upon giving notice as provided below, may redeem the Series B Preferred Units, in whole or in part, for a redemption price per Series B Preferred Unit payable in cash equal to the Stated Value (the "Cash Redemption Right").

               (ii) Class A Unit Redemption Right. If (i) at any time during the period commencing on the Issue Date and ending on January 1, 2004, the Current Market Price of the Common Shares has equaled or exceeded 120% of the Conversion Price for any 60 consecutive Trading Days or (ii) at any time on or after January 2, 2004, the Current Market Price of the Common Shares has equaled or exceeded 110% of the Conversion Price for 60 consecutive Trading Days, the Partnership, upon giving notice as provided below, may redeem the Series B Preferred Units, in whole or in part, for such number of Class A Units as equals the Stated Value of the Series B Preferred Units to be redeemed divided by the Conversion Price as of the opening of business on the date set for such redemption (the " Class A Unit Redemption Right").

               (iii) Limitations on Redemption.

                  (a) The Partnership may exercise the Cash Redemption Right provided that the redemption price (other than the portion thereof consisting of accumulated


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and unpaid distributions) is payable solely out of the sale proceeds of other
Partnership Interests (or of rights or options to purchase Partnership Interests) or proceeds contributed to the Partnership from the sale of equity securities of the General Partner, and from no other source. For purposes of the preceding sentence, "equity securities" means any equity securities, shares, interest, participation or other ownership interests (however designated) and any rights (other than debt securities convertible into or exchangeable for equity securities) or options to purchase any of the foregoing.

                  (b) If fewer than all of the outstanding Series B Preferred Units are to be redeemed, the Series B Preferred Units to be redeemed shall be determined pro rata or by lot or in such other manner as determined by the Partnership, acting through the General Partner.

                  (c) Notwithstanding anything to the contrary contained herein, unless full cumulative distributions on all Series B Preferred Units shall have been or contemporaneously are authorized and paid or authorized and a sum sufficient for the payment thereof set apart for payment for all past distribution periods and the current distribution period, no Series B
Preferred Units shall be redeemed unless all outstanding Series B Preferred Units are simultaneously redeemed or exchanged; provided, however, that the foregoing shall not prevent the purchase or acquisition of Series B Preferred Units pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding Series B Preferred Units. In addition, unless full cumulative distributions on all outstanding Series B Preferred Units have been or contemporaneously are authorized and paid or authorized and a sum sufficient for the payment thereof set apart for payment for all past distributions periods and the then current distribution period, the Partnership shall not purchase or otherwise acquire directly or indirectly any Series B Preferred Units or any Partnership Interests ranking junior to or on a parity with the Series B Preferred Units as to distributions or upon liquidation, dissolution or winding up of the Partnership (except by conversion into or exchange for Partnership Interests ranking junior to the Series B Preferred Units as to distributions and upon liquidation, dissolution or winding up of the Partnership or for the repurchase of Class A Units held by employees, officers or consultants of the Partnership (or their permitted transferees) that are subject to restrictive share purchase agreements under which the Partnership has the option or obligation to repurchase such shares upon the occurrence of certain events, such as termination of employment).

                  (d) Immediately prior to any redemption of Series B Preferred Units, the Partnership shall pay, in cash, any accumulated and unpaid distributions through the Redemption Date (as defined in subsection E(iv) below), unless a Redemption Date falls after a Distribution Record Date and on or prior to the corresponding Distribution Payment Date, in which case each holder of Series B Preferred Units at the close of business on such Distribution Record Date shall be entitled to the distribution payable on such Series B Preferred Units on the corresponding Distribution Payment Date notwithstanding the redemption of such Series B Preferred Units on or prior to such Distribution Payment Date. Except as provided above, the


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Partnership will make no payment or allowance for unpaid distributions, whether or not in arrears, on Series B Preferred Units for which a notice of redemption has been given.

               (iv) Procedures for Redemption.

                  (a) Notice of redemption shall be mailed, not less than 30 nor more than 60 days, prior to the date fixed for redemption set forth in such notice (the "Redemption Date") to each holder of record of Series B Preferred Units to be redeemed, notifying such holder of the Partnership's election to redeem such Series B Preferred Units. Such notice shall mailed to such holder's address as the same appears on the records of the Partnership. No failure to give such notice or any defect therein or in the mailing thereof shall affect the validity of the proceedings for the redemption of any Series
B Preferred Units except as to the holder to whom notice was defective or not given.

                 (b) In addition to any information required by law, such notice shall state: (1) the Redemption Date, (2) with respect to the Cash Redemption Right, the cash redemption price per Series B Preferred Unit and, with respect to the Class A Unit Redemption Right, the number of Class A Units to be issued with respect to each Series B Preferred Unit, (3) the number of Series B Preferred Units to be redeemed (and, if fewer than all the Series B Preferred Units are to be redeemed from such holder, the number of Series B Preferred Units to be redeemed from such holder), (4) the place or places where certificates for such Series B Preferred Units are to be surrendered for payment of the redemption price in cash, with respect to the Cash Redemption Right, and in certificates representing Class A Units, with respect to the Share Redemption Right, (5) that distributions on the Series B Preferred Units to be redeemed will cease to accumulate on such Redemption Date and (6) the date upon which the holder's conversion rights, if any, as to such Series B Preferred Units shall terminate.

                  (c) On or after the Redemption Date, each holder of Series B Preferred Units to be redeemed shall present and surrender the certificates evidencing its Series B Preferred Units to the Partnership at the place designated in the notice of redemption and thereupon the redemption price (in cash or Class A Units, as applicable) of such Series B Preferred Units shall be paid to or on the order of the person whose name appears on such certificate evidencing Series B Preferred Units as the owner thereof and each surrendered certificate shall be canceled. If fewer than all the Series B Preferred Units evidenced by any such surrendered certificate are to be redeemed, a new certificate shall be issued evidencing the unredeemed Series B Preferred Units.

                  (d) From and after the Redemption Date (unless the Partnership defaults in payment of the redemption price), all distributions on the Series
B Preferred Units designated for redemption in such notice shall cease to accumulate and all rights of the holders thereof, except the right to receive the redemption price thereof (including all accumulated and


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unpaid distributions up to the Redemption Date), shall cease and terminate and such Series B Preferred Units shall not thereafter be transferred (except with the consent of the General Partner) on the Partnership's books, and such Series B Preferred Units shall not be deemed to be outstanding for any purpose whatsoever. At its election, the Partnership, acting through its General Partner, prior to a Redemption Date, may irrevocably deposit the redemption price (including accumulated and unpaid distributions) of the Series B Preferred Units so called for redemption in trust for the holders thereof with a bank or trust company, in which case the redemption notice to holders of the Series B Preferred Units to be redeemed shall (i) state the date of such deposit, (ii) specify the office of such bank or trust company as the place of payment of the redemption price and (iii) require such holders to surrender the certificates evidencing such Series B Preferred Units at such place on or about the date fixed in such redemption notice (which may not be later than the Redemption Date) against payment of the redemption price (including all accumulated and unpaid distributions to the Redemption Date). At the close of business on a Redemption Date relating to the Partnership's Class A Unit Redemption Right, each holder of Series B Preferred Units to be so redeemed (unless the Trust defaults in the delivery of the Class A Units payable on such Redemption Date) shall be deemed to be the record holder of the number of Class A Units into which such Series B Preferred Units are to be so redeemed, regardless of whether such holder has surrendered the certificates evidencing the Series B Preferred Units. Any monies or Class A Units so deposited which remain unclaimed by the holders of the Series B Preferred Units at the end of two years after the Redemption Date shall be returned by such bank or trust company to the Trust.

               F. Voting Rights.

                  (i) Holders of the Series B Preferred Units shall not have any voting rights, except as described below.

                  (ii) Whenever distributions on any Series B Preferred Units shall be in arrears for six or more quarterly periods (a "Preferred Distribution Default"), the holders of the outstanding Series B Preferred Units shall be entitled to elect two individuals (the "Preferred Unit Representatives"), which individuals shall be entitled to vote on their behalf on the matters set forth in subparagraph (iv) below. Such election shall be held at a special meeting called by the holders of record of at least 10% of the outstanding Series B Preferred Units.

                  (iii) If and when all accumulated distributions and the distribution for the current distribution period on the Series B Preferred Units shall have been paid in full or set aside for payment in full, the holders of Series B Preferred Units, acting through the Preferred Unit Representatives, shall be divested of the voting rights set forth in subsection F(iv) below (subject to revesting in the event of each and every Preferred Distribution Default) and the term of office of each Preferred Unit Representative so elected shall terminate. So long as a Preferred Distribution Default shall continue, any vacancy in the office of a Preferred Unit Representative may be filled by written consent of the Preferred Unit Representative remaining in office, or if there is no such remaining


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representative, by vote of holders of a majority of the outstanding Series B
Preferred Units. Any Preferred Unit Representative may be removed at any time with or without cause by the vote of, and shall not be removed otherwise than by the vote of, the holders of record of a majority of the outstanding Series B Preferred Units when they have the voting rights set forth in subsection F(iv) below.

                 (iv) For so long as a Preferred Distribution Default shall continue, any action to be taken by the Partnership at the direction of the General Partner and as to which the General Partner may act only upon authorization by its Board of Trustees (the "Board") may only be taken if such action is approved by a majority in number of the members of Board and the Preferred Unit Representatives voting together as a group.

                 (v) So long as any Series B Preferred Units remain outstanding, the Partnership shall not, without the affirmative vote or consent of the holders of at least two-thirds of Series B Preferred Units outstanding at the time, given in person or by proxy, either in writing or at a meeting, (a) authorize or create, or increase the authorized or issued amount of, any class or series of Partnership Interests ranking prior to Series B Preferred Units with respect to the payment of distributions or the distribution of assets upon voluntary or involuntary liquidation, dissolution or winding up of the Partnership or reclassify any previously designated Partnership Interests into such Partnership Interests, or create, authorize or issue any obligation or Partnership Interests convertible or exchangeable into or evidencing the right to purchase any such Partnership Interests; or (b) amend, alter or repeal the provisions of the Partnership Agreement, whether by merger, consolidation or otherwise, or consummate a merger or consolidation involving the Partnership (any such merger or consolidation, an "Event"), so as to materially and adversely affect any right, preference, privilege or voting power of such Series B Preferred Units or the holders thereof; provided, however, with respect to the occurrence of any of the Events set forth in (b) above, the occurrence of any such Event shall not be deemed to materially adversely affect such rights, preferences, privileges or voting powers of holders of Series B Preferred Units if immediately after any such Event (i) in which the Partnership is the surviving entity, there are outstanding no equity securities ranking as to distribution rights or liquidation preference senior to the Series B Preferred Units other than the securities of the Partnership outstanding prior to such Event, (ii) in which the Partnership is not the surviving entity, as a result of the Event, the holders of the Series B Preferred Units receive shares of stock or other equity securities with preferences, rights and privileges substantially similar to the preferences, rights and privileges of the Series B Preferred Units and there are outstanding no shares of stock or other equity securities of the surviving entity ranking as to distribution rights or liquidation preference senior to the Series B Preferred Units other than the securities issued in respect of securities of the Partnership outstanding prior to such Event or (iii) whether or not the Partnership is the surviving entity, there are no outstanding equity securities of the Partnership or its successor (other than securities of the Partnership outstanding prior to such Event, or securities issued in respect of securities of the Partnership outstanding prior to such Event) ranking as to distribution rights or liquidation preference senior to the Series B Preferred Units; and


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provided further that any increase in the amount of authorized Preferred Units or the creation or issuance of any class or series of Preferred Units (other than the Series B Preferred Units), in each case ranking on a parity with or junior to the Series B Preferred Units with respect to payment of distributions and the distribution of assets upon voluntary or involuntary liquidation, dissolution or winding up of the Partnership, shall not be deemed to materially and adversely affect such rights, preferences, privilege or voting powers.

                 (vi) Notwithstanding anything to the contrary contained herein, the creation or issuance of any series of Preferred Units that is subject to mandatory redemption at a scheduled date or dates or that has the benefit of a sinking fund or that is subject to redemption at the option of the Partnership or the holder but that otherwise ranks on a parity with or junior to the Series B Preferred Units with respect to payment of distributions and the distribution of assets upon voluntary or involuntary liquidation, dissolution or winding up of the Partnership shall not require the affirmative vote or consent of all or any of the holders of the Series B Preferred Units.

                 (vii) The foregoing voting provisions shall not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding Series B Preferred Units shall have been converted, redeemed or called for redemption upon proper notice and sufficient funds or Class A Units, as applicable, shall have been deposited in trust to effect such redemption.

               G. Conversion.

                 (i) Each whole (but not fractional) Series B Preferred Unit shall be convertible at any time, at the option of the holder thereof, into such number of Class A Units as is equal to the quotient that results from dividing (i) the sum of (X) the Stated Value plus (Y) accrued and unpaid distributions on such Class B Preferred Unit (other than such accrued and unpaid distributions that the General Partner elects to pay in cash at the time of conversion) by (ii) a conversion price (the "Conversion Price") of $28.00 per Series B Preferred Unit; provided, however, that if the average Current Market Price of the Common Shares during the 60-Trading Day period ending on December 31, 2003 is $23.00 or lower then the Conversion Price shall automatically be reduced from $28.00 to $26.50, subject to adjustment as described in subsection G(v) below; provided, further, that the right to convert Series B Preferred Units called for redemption pursuant to subsection E above shall terminate at the close of business on the Redemption Date, unless the Partnership shall default in making payment of the redemption price.

                 (ii) To exercise the conversion right, the holder of each Series B Preferred Unit to be converted shall surrender the certificate evidencing such Series B Preferred Unit, duly endorsed or assigned to the Partnership or in blank, at the principal office of the Partnership accompanied by written notice to the Partnership that the holder thereof elects to convert such Series B Preferred Unit. Unless the Class A Units issuable on conversion are to be issued in the same name


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as the name in which such Series B Preferred Unit is registered, in which case the Partnership shall bear the related taxes, each Series B Preferred Unit surrendered for conversion shall be accompanied by instruments of transfer, in form satisfactory to the General Partner, duly executed by the holder or such holder's duly authorized attorney and an amount sufficient to pay any transfer or similar tax (or evidence reasonably satisfactory to the General Partner demonstrating that such taxes have been paid).

                  (iii) Each conversion shall be deemed to have been effected immediately prior to the close of business on the date on which the certificates for Series B Preferred Units shall have been surrendered and such notice (and if applicable, payment of an amount equal to the distribution payable on such shares) received by the Partnership as aforesaid, and the person or persons in whose name or names any certificate or certificates for Class A Units shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the Class A Units evidenced thereby at such time on such date, and such conversion shall be at the Conversion Price in effect at such time and on such date unless the unit transfer books of the Partnership shall be closed on that date, in which event such person or persons shall be deemed to have become such holder or holders of record at the close of business on the next succeeding day on which such unit transfer books are open, but such conversion shall be at the Conversion Price in effect on the date on which such shares have been surrendered and such notice received by the Partnership.

                  (iv) Holders of Series B Preferred Units at the close of business on a Distribution Record Date shall be entitled to receive the distribution payable on such Series B Preferred Units on the corresponding Distribution Payment Date notwithstanding the conversion of such Series B Preferred Units following such Distribution Record Date and prior to such Distribution Payment Date. However, certificates evidencing Series B Preferred Units surrendered for conversion during the period between the close of business on any Distribution Record Date and ending with the opening of business on the corresponding Distribution Payment Date (except shares converted after the issuance of a notice of redemption with respect to a Redemption Date during such period or coinciding with such Distribution Payment Date) shall be accompanied by payment of an amount equal to the distribution payable on such Series B Preferred Units on such Distribution Payment Date. A holder of Series B Preferred Units on a Distribution Record Date who (or whose transferee) tenders any such Series B Preferred Units for conversion into Class A Units on such Distribution Payment Date shall receive the distribution payable by the Partnership on such Series B Preferred Units on such date, and the converting holder need not include payment of the amount of such distribution upon surrender of certificates representing such Series B Preferred Units for conversion. Except as provided above, the Partnership shall make no payment or allowance for unpaid distributions, whether or not in arrears, on converted Series B Preferred Units or for distribution on the Class A Units that are issued upon such conversion.

         As promptly as practicable after the surrender of certificates for Series B Preferred Units as aforesaid, the Partnership shall issue and shall deliver at such office to such holder, or on such holder's written order, a certificate or certificates for the number of full Class A Units issuable upon the conversion of such Series B Preferred Units in accordance with the provisions of this Subsection G.

            (v) Reclassification of Class A Units; Conversion Price Adjustment.


               (a) (1) In the event of any adjustment to the number of outstanding Class A Units pursuant to Section 15.4 of the Partnership Agreement, the Conversion Price in effect at the opening of business on the day following the day on which such adjustment becomes effective shall be adjusted so that the holder of any Series B Preferred Units thereafter surrendered for conversion shall be entitled to receive the number of Class A Units that such holder would have been entitled to receive after the effective date of such adjustment had such Series B Preferred Units been converted immediately prior to the effective date of such adjustment.

                  (2) If the Partnership shall after the Issue Date (A) pay or make a distribution to all holders of its Class A Units and GP Units in Class A Units and GP Units, as applicable, (B) subdivide its outstanding Class A Units and GP Units into a greater number of units, (C) combine its outstanding Class A Units and GP Units into a smaller number of units or (D) issue any units by reclassification of its Class A Units and GP Units, in each case other than in connection with an adjustment under Section 15.4 of the Partnership Agreement (or any successor provision), the Conversion Price in effect at the opening of business on the day following the date fixed for the determination of holders of Class A Units and GP Units entitled to receive such distribution or at the opening of business on the day following the day on which such subdivision, combination or reclassification becomes effective, as the case may be, shall be adjusted so that the holder of any Series B Preferred Units thereafter surrendered for conversion shall be entitled to receive the number of Class A Units that such holder would have owned or have been entitled to receive after the happening of any of the events described above had such Series B Preferred Units been converted immediately prior to the record date in the case of a distribution or the effective date in the case of a subdivision, combination or reclassification. An adjustment made pursuant to this subsection (2) shall become effective immediately after the opening of business on the day next following the record date (except as provided in subsection G(v)(d) below) in the case of a distribution and shall become effective immediately after the opening of business on the day next following the effective date in the case of a subdivision, combination or reclassification.

               (b) (1) If the Trust shall issue after the Issue Date rights, options or warrants to all holders of Common Shares entitling them (for a period expiring within 45 days after the record date mentioned below) to subscribe for or purchase Common Shares at a price per share less than the Fair Market Value per Common Share on the record date fixed for the determination of shareholders entitled to receive such rights, options or warrants (any of the foregoing being hereinafter in this subsection (1) sometimes called the "Securities"), then the Conversion Price shall be adjusted so that it shall equal the price determined by multiplying (I) the

Conversion Price in effect immediately prior to the close of business on the record date fixed for the determination of shareholders entitled to receive such distribution by (II) a fraction, the numerator of which shall be the sum of (A) the number of Common Shares outstanding on the close of business on the record date fixed for the determination of shareholders entitled to receive such distribution and (B) the number of shares that the aggregate proceeds to the Trust from the issuance and the exercise of such rights, options or warrants for Common Shares would purchase at such Fair Market Value, and the denominator of which shall be the sum of (A) the number of Common Shares outstanding on the close of business on the record date fixed for the determination of shareholders entitled to receive such distribution and (B) the number of additional Common Shares offered for subscription or purchase pursuant to such rights, options or warrants. Such adjustment shall become effective immediately upon the opening of business on the business day next following the record date fixed for the determination of shareholders entitled to receive such distribution (subject to paragraph G(v)(d) below). In determining whether any rights, options or warrants entitle the holders of Common Shares to subscribe for or purchase Common Shares at less than such Fair Market Value, there shall be taken into account any consideration received by the Trust upon issuance and upon exercise of such rights, options or warrants, the value of such consideration, if other than cash, to be determined by the General Partner, whose determination shall be conclusive. For the purposes of this subsection (1), the distribution of a Security, which is distributed not only to the holders of the Common Shares on the record date fixed for the determination of shareholders entitled to receive such distribution of such Security, but also is distributed or distributable with each Common Share issued or issuable upon redemption of each Class A Unit issued or issuable upon redemption or conversion of Series B Preferred Units after such determination date, shall not require an adjustment of the Conversion Price pursuant to this subsection (1); provided that on the date, if any, on which a person receiving Common Shares issued or issuable upon redemption of Class A Units issued or issuable upon redemption or conversion of Series B Preferred Units would no longer be entitled to receive such Security with a Common Share (other than as a result of the termination of all such Securities), a distribution of such Securities shall be deemed to have occurred, and the Conversion Price shall be adjusted as provided in this subsection (1) (and such day shall be deemed to be "the record date fixed for the determination of the shareholders entitled to receive such distribution" within the meaning of this subsection (1)). For the purposes of this subsection (1), if in connection with the distribution of a Security to the holders of the Common Shares an adjustment is made to the Conversion Price pursuant to subsection G(v)(a)(1) above that reflects the anti-dilution provisions of this subsection (1), no additional adjustment to the Conversion Price need be made pursuant to this subsection (1). In the event that any such rights, options or warrants expire unexercised or are canceled prior to exercise, the Conversion Price (if previously adjusted on account of the issuance of such rights, options or warrants) shall be adjusted so that it shall equal the price it would have been had such rights, options or warrants not been issued.

               (2) If the Partnership shall issue after the Issue Date rights, options or warrants to all holders of Class A Units and GP Units entitling them (for a period expiring within 45 days after the record date mentioned below) to subscribe for or purchase Class

A Units or GP Units, as applicable, at a price per unit less than the fair market value per Class A Unit (as determined by the General Partner, the "Class A Unit Fair Market Value") on the record date fixed for the determination of holders of Class A Units and GP Units entitled to receive such rights, options or warrants (any of the foregoing being hereinafter in this subsection (2) sometimes called the "Securities"), then the Conversion Price shall be adjusted so that it shall equal the price determined by multiplying (I) the Conversion Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of Class A Units and GP Units entitled to receive such distribution by (II) a fraction, the numerator of which shall be the sum of (A) the number of Class A Units and GP Units outstanding on the close of business on the record date fixed for the determination of holders of Class A Units and GP Units entitled to receive such distribution and (B) the number of Class A Units that the aggregate proceeds to the Partnership from the issuance and the exercise of such rights, options or warrants issued to holders of Class A Units and GP Units would purchase at such Class A Unit Fair Market Value, and the denominator of which shall be the sum of (A) the number of Class A Units and GP Units outstanding on the close of business on the record date fixed for the determination of holders of Class A Units and GP Units entitled to receive such distribution and (B) the number of additional Class A Units and GP Units offered for subscription or purchase pursuant to such rights, options or warrants. Such adjustment shall become effective immediately upon the opening of business on the business day next following the record date fixed for the determination of holders of Class A Units and GP Units entitled to receive such distribution (subject to subsection G(v)(d) below). In determining whether any rights, options or warrants entitle the holders of Class A Units and GP Units to subscribe for or purchase Class A Units or GP Units, as applicable, at less than such Class A Unit Fair Market Value, there shall be taken into account any consideration received by the Partnership upon issuance and upon exercise of such rights, options or warrants, the value of such consideration, if other than cash, to be determined by the General Partner, whose determination shall be conclusive. For the purposes of this subsection (2), the distribution of a Security, which is distributed not only to the holders of the Class A Units and GP Units on the record date fixed for the determination of holders of Class A Unit and GP Units entitled to receive such distribution of such Security, but also is distributed or distributable with each Class A Unit delivered or deliverable to a person converting a Series B Preferred Unit or having a Series B Preferred Unit redeemed after such determination date, shall not require an adjustment of the Conversion Price pursuant to this subsection
(2); provided that on the date, if any, on which a person converting a Series B Preferred Unit or having a Series B Preferred Unit redeemed would no longer be entitled to receive such Security with a Class A Unit (other than as a result of the termination of all such Securities), a distribution of such Securities shall be deemed to have occurred, and the Conversion Price shall be adjusted as provided in this subsection (2) (and such day shall be deemed to be "the record date fixed for the determination of the holders of Class A Units and GP Units entitled to receive such distribution" within the meaning of this subsection (2)). For the purposes of this subsection (2), if in connection with the distribution of a Security to the holders of the Class A Units and GP Units an adjustment is made to the Conversion Price pursuant to subsection G(v)(a) above that reflects the anti-dilution provisions of this subsection (2), no additional adjustment to the Conversion Price need be made pursuant to this subsection (2). In the event that any such rights, options or warrants expire unexercised or are canceled prior to exercise, the Conversion Price (if previously adjusted on account of the issuance of such rights, options or warrants) shall be adjusted so that it shall equal the price it would have been had such rights, options or warrants not been issued.

               (c) (1) If the Trust shall distribute to all holders of its Common Shares any evidence of its indebtedness or assets (excluding cash distributions paid out of current or accumulated funds from operations to the extent the same results in a payment of at least equal cash distributions to the holders of Series B Preferred Units) or rights, options and warrants to subscribe for or purchase any of its securities (excluding those rights, options and warrants issued to all holders of Common Shares entitling them for a period expiring within 45 days after the record date referred to in subparagraph G(v)(b)(1) above to subscribe for or purchase Common Shares, which rights, options and warrants are referred to in and treated under subparagraph G(v)(b)(1) above) (any of the foregoing being hereinafter in this subsection (1) sometimes called the "Securities"), then in each case the Conversion Price shall be adjusted so that it shall equal the price determined by multiplying (I) the Conversion Price in effect immediately prior to the close of business on the record date fixed for the determination of shareholders entitled to receive such distribution by (II) a fraction, the numerator of which shall be the Fair Market Value per Common Share on the record date fixed for the determination of shareholders entitled to receive such distribution less the then fair market value (as determined by the General Partner, whose determination shall be conclusive) of the portion of the shares of beneficial interest or assets or evidences of indebtedness so distributed or of such rights, options or warrants applicable to one Common Share, and the denominator of which shall be the Fair Market Value per Common Share on the record date fixed for the determination of shareholders entitled to receive such distribution. Such adjustment shall become effective immediately at the opening of business on the business day next following the record date fixed for the determination of shareholders entitled to receive such distribution (except as provided in subsection G(v)(d) below). For the purposes of this subsection (1), the distribution of a Security, which is distributed not only to the holders of the Common Shares on the record date fixed for the determination of shareholders entitled to such distribution of such Security, but also is distributed or distributable with each Common Share issued or issuable upon redemption of each Class A Unit issued or issuable upon redemption or conversion of Series B Preferred Units after such determination date, shall not require an adjustment of the Conversion Price pursuant to this subsection (1); provided that on the date, if any, on which a person receiving Common Shares issued or issuable upon redemption of Class A Units issued or issuable upon redemption or conversion of Series B Preferred Units would no longer be entitled to receive such Security with a Common Share (other than as a result of the termination of all such Securities), a distribution of such Securities shall be deemed to have occurred, and the Conversion Price shall be adjusted as provided in this subsection (1) (and such day shall be deemed to be "the record date fixed for the determination of the shareholders entitled to receive such distribution" within the meaning of within the meaning of this subsection (1)). In the event that any such rights, options or warrants expire unexercised or are canceled prior to exercise, the Conversion Price (if previously adjusted on account of the issuance of such rights, options or warrants) shall be adjusted so that it shall equal the price it would have been had such rights, options or warrants not been issued.


               (2) If the Partnership shall distribute to all holders of its Class A Units and GP Units any LP Units (other than Class A Units) or evidence of its indebtedness or assets (excluding cash distributions paid out of current or accumulated funds from operations to the extent the same results in a payment of at least equal cash distributions to the holders of Series B Preferred Units) or rights, options and warrants to subscribe for or purchase any LP Units (excluding those rights, options and warrants issued to all holders of Class A Units and GP Units entitling them for a period expiring within 45 days after the record date referred to in subsection G(v)(b)(2) above to subscribe for or purchase Class A Units or GP Units, as applicable, which rights, options and warrants are referred to in and treated under subparagraph G(v)(b)(2) above)(any of the foregoing being hereinafter in this subsection (2) sometimes called the "Securities"), then in each case the Conversion Price shall be adjusted so that it shall equal the price determined by multiplying (I) the Conversion Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of Class A Units and GP Units entitled to receive such distribution by (II) a fraction, the numerator of which shall be the Class A Fair Market Value per Class A Unit on the record date fixed for the determination of holders of Class A Units and GP Units entitled to receive such distribution less the then fair market value (as determined by the General Partner, whose determination shall be conclusive) of the portion of the LP Units or assets or evidences of indebtedness so distributed or of such rights, options or warrants applicable to one Class A Unit, and the denominator of which shall be the Class A Unit Fair Market Value per Class A Unit on the record date fixed for the determination of holders of Class A Units and GP Units entitled to receive such distribution (except as provided in subsection G(v)(d) below). Such adjustment shall become effective immediately at the opening of business on the business day next following the record date fixed for the determination of holders of Class A Units and GP Units entitled to receive such distribution. For the purposes of this subsection (2), the distribution of a Security, which is distributed not only to the holders of the Class A Units and GP Units on the record date fixed for the determination of holders of Class A Unit and GP Units entitled to receive such distribution of such Security, but also is distributed or distributable with each Class A Unit delivered or deliverable to a person converting a Series B Preferred Unit or having a Series B Preferred Unit redeemed after such determination date, shall not require an adjustment of the Conversion Price pursuant to this subsection (2); provided that on the date, if any, on which a person converting a Series B Preferred Unit or having a Series B Preferred Unit redeemed would no longer be entitled to receive such Security with a Class A Unit (other than as a result of the termination of all such Securities), a distribution of such Securities shall be deemed to have occurred, and the Conversion Price shall be adjusted as provided in this subsection (2) (and such day shall be deemed to be "the record date fixed for the determination of the holders of Class A Units and GP Units entitled to receive such distribution" within within the meaning of this subsection (2)). In the event that any such rights, options or warrants expire unexercised or are canceled prior to exercise, the Conversion

Price (if previously adjusted on account of the issuance of such rights, options or warrants) shall be adjusted so that it shall equal the price it would have been had such rights, options or warrants not been issued.


                  (d) In any case in which this subsection G(v) provides that an adjustment shall become effective on the date next following the record date for an event, the Partnership may defer until the occurrence of such event (A) issuing to the holder of any Series B Preferred Units converted after such record date and before the occurrence of such event the additional Class A Units issuable upon such conversion by reason of the adjustment required by such event over and above the Class A Units issuable upon such conversion before giving effect to such adjustment and (B) fractionalizing any Series B Preferred Units and/or paying to such holder any amount of cash in lieu of any fraction.

                  (e) Notwithstanding anything to the contrary contained in this subsection G(v), in the event that any event described in this subsection G(v) has a simultaneous effect on the Common Shares and the Class A Units, only one adjustment to the Conversion Price shall be made pursuant to this subsection G(v) so long as such adjustment refelects the intended operation of this subsection G(v). All decisions with respect to any adjustments to be made to the Conversion Price upon the occurrence of any such events shall be made by the General Partner in its reasonable discretion. In the case of any ambiguity or uncertainty in the application of any provision of this subsection G(v), the General Partner shall have the authority to interpret such provision in such manner as it in good faith reasonably believes correctly reflects the intended operation of such provision.

                  (f) No adjustment in the Conversion Price shall be required unless such adjustment would require a cumulative increase or decrease of at least 1% in such price; provided, however, that any adjustments that by reason of this subsection (f) are not required to be made shall be carried forward and taken into account in any subsequent adjustment until made; and provided, further, that any adjustment shall be required and made in accordance with the provisions of this subsection G(v) (other than this subsection (f)) not later than such time as may be required in order to preserve the tax-free nature of a distribution to the holders of Common Shares. Notwithstanding any other provisions of this subsection G(v), the Partnership shall not be required to make any adjustment of the Conversion Price as a result of the issuance of any Common Shares by the Trust pursuant to any plan providing for the reinvestment of distributions or interest payable on securities of the Trust and the investment of additional optional amounts in Common Shares under such plan. All calculations under this subsection G(v) shall be made to the nearest cent with ($.005 being rounded upward) or to the nearest one-tenth of a share (with
 .05 of a share being rounded upward), as the case may be. Anything in this subsection G to the contrary notwithstanding, the Partnership shall be entitled, to the extent permitted by law, to make such reductions in the Conversion Price, in addition to those required by this subsection G, as the General Partner in its discretion shall determine to be advisable in order that any share distributions, subdivision of shares, reclassification or combination of shares, distribution of rights, options or warrants to purchase shares or securities, or a distribution of other assets (other than cash distributions) hereafter made by the Trust to its shareholders shall not be taxable.

                  (g) If the Partnership shall be a party to any transaction (including, without limitation, a merger or consolidation, sale of all or substantially all of the Partnership's assets or (each of the foregoing being referred to herein as a "Transaction"), in each case as a result of which Class A Units shall be converted into the right to receive shares, stock, securities or other property (including cash or any combination thereof), each Series B Preferred Unit which is not converted into the right to receive shares, stock, securities or other property in connection with such Transaction shall thereafter be convertible into the kind and amount of shares, stock, securities and other property (including cash or any combination thereof) receivable upon the consummation of such Transaction by a holder of that number of Class A Units into which one Series B Preferred Unit was convertible immediately prior to such Transaction. The Partnership shall not be a party to any Transaction unless the terms of such Transaction are consistent with the provisions of this subsection G(v), and it shall not consent or agree to the occurrence of any Transaction until the Partnership has entered into an agreement with the successor or purchasing entity, as the case may be, for the benefit of the holders of the Series B Preferred Units that will contain provisions enabling the holders of the Series B Preferred Units that remain outstanding after such Transaction to convert into the consideration received by holders of Class A Units at the Conversion Price in effect immediately prior to such Transaction. The provisions of this subsection G(v) shall similarly apply to successive Transactions.

            H. Transfer Restrictions. The Series B Preferred Units are subject to the restrictions on transferability set forth in Article XI of the Partnership Agreement. In addition, except to Affiliates of the Admitted Partners (as defined below) or Lazard Freres Real Estate Investors, L.L.C. or upon the written consent of the General Partner (such consent not to be unreasonably withheld), none of the Series B Preferred Units, the Class A Units issuable upon conversion or redemption of the Series B Preferred Units (the "Underlying Class A Units"), nor the Common Shares issuable upon redemption of the Underlying Class A Units may be sold, assigned, exchanged, pledged or otherwise transferred prior to January 2, 2004; provided, however, that (notwithstanding the restriction contained in this sentence, but subject to the other restrictions on transfer applicable to such securities) the Series B Preferred Units, the Underlying Class A Units and the Common Shares issuable upon redemption of the Underlying Class A Units may be pledged to, and, upon default of the obligations pursuant to which such securities are pledged, if any, transferred to any lender (a "Lender") in connection with the financing needs of Lazard Freres Real Estate Investors, L.L.C. and its Affiliates, which Lender following any such transfer shall be subject to the transfer restrictions of this subsection. This subsection H shall not restrict a sale of the direct or indirect equity interests of the holders of the Series B Preferred Units. Any Series B Preferred Units, Underlying Class A Units and Common Shares issued upon redemption of Underlying Class A Units shall bear a restrictive legend evidencing the transfer restrictions set forth in this subsection H.

            I. Allocations. Allocations of the Partnership's items of income, gain, loss and deduction shall be allocated among holders of Series B Preferred Units in accordance with Article VII of the Partnership Agreement.

            J. Definitions.

         "Common Shares" shall mean the common shares of beneficial interest, par value $.01 per share, of the Trust.

         "Current Market Price" of publicly traded Common Shares or any other class of shares of beneficial interest or other security of the Trust or any other issuer for any day shall mean the last reported sales price, regular way, on such day, or, if no sale takes place on such day, the average of the reported closing bid and asked prices on such day, regular way, in either case as reported on the New York Stock Exchange ("NYSE") or, if such security is not listed or admitted for trading on the NYSE, on the principal national securities exchange on which such security is listed or admitted for trading or, if not listed or admitted for trading on any national securities exchange, on the NASDAQ National Market or, if such security is not quoted on such NASDAQ National Market, the average of the closing bid and asked prices on such day in the over-the-counter market as reported by NASDAQ or, if bid and asked prices for such security on such day shall not have been reported through NASDAQ, the average of the bid and asked prices on such day as furnished by any NYSE member firm regularly making a market in such security selected for such purpose by Partnership, acting through the General Partner.

         "Distribution Payment Date" shall mean, with respect to each Distribution Period, the fifteenth day of January, April, July and October in each year, commencing, on October 15, 1998; provided, however, that if any Distribution Payment Date falls on any day other than a business day, the distribution payment due on such Distribution Payment Date shall be paid on the business day immediately following such Distribution Payment Date.

         "Distribution Periods" shall mean quarterly distribution periods commencing on January 1, April 1, July 1 and October 1 of each year and ending on and including the day preceding the first day of the next succeeding Distribution Period (other than the initial Distribution Period, which shall commence on the Issue Date and end on and include September 30, 1998).

         "Fair Market Value" shall mean the average of the daily Current Market Prices per Common Share during the five consecutive Trading Days selected by the General Partner commencing not more than 20 Trading Days before, and ending not later than, the earlier of the day in question and the day before the "ex" date with respect to the issuance or distribution requiring such computation. The term " 'ex' date," when used with respect to any issuance or distribution, means the first day on which the Common Shares trade regular way, without the right to receive such issuance or distribution, on the exchange or in the market, as the case may be, used to determine that day's Current Market Price.


         "Issue Date" shall mean the date on which Series B Preferred Units are first issued by the Partnership.

         "Trading Day" shall mean any day on which the securities in question are traded on the NYSE or, if such securities are not listed or admitted for trading on the NYSE, on the principal national securities exchange on which such securities are listed or admitted or, if not listed or admitted for trading on any national securities exchange, on the NASDAQ National Market or, if such securities are not quoted on such NASDAQ National Market, in the applicable securities market in which the securities are traded.

         The "Trust" means Brandywine Realty Trust, a Maryland real estate investment trust.

         2. The Partnership Agreement is hereby amended to reflect the admission as a Limited Partners on the date hereof of the Persons set forth on Schedule A attached hereto (the "Admitted Partners") and the ownership by such Persons of the number of Series B Preferred Units listed opposite each Person's name on Schedule A. Attached as Schedule B is a list of the Partners of the Partnership prior to the admission of the Admitted Partners, together with the number and class of Partnership Interests owned by such partners.

         3. The "Redemption Right" granted to holders of Class A Units in
Article XV of the Partnership Agreement shall not be exercisable by the holders of the Class A Units issuable upon redemption or conversion of Series B Preferred Units until the first anniversary of the date hereof, except that if a Change of Control (as defined below) of the General Partner occurs, the foregoing restriction on exercise of the Redemption Right shall automatically terminate with respect to all of such Class A Units.

         As used herein, the term "Change of Control" shall mean:

            (i) the acquisition in one or more transactions by any "Person" (as the term person is used for purposes of Sections 13(d) or 14(d) of the Exchange Act) of "Beneficial ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty-five percent (25%) or more of the combined voting power of the General Partner's then outstanding voting securities (the "Voting Securities"), provided that for purposes of this clause (i) Voting Securities acquired directly from the General Partner by any Person shall be excluded from the determination of such Person's Beneficial ownership of Voting Securities (but such Voting Securities shall be included in the calculation of the total number of Voting Securities then outstanding); or

            (ii) approval by shareholders of the General Partner of:

               (A) a merger, reorganization or consolidation involving the General Partner if the shareholders of the General Partner immediately before such merger, reorganization or consolidation do not or will not own directly or indirectly immediately following such merger, reorganization or consolidation, more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the General Partner resulting from or surviving such merger, reorganization or consolidation in substantially the same proportion as their ownership of the Voting Securities outstanding immediately before such merger, reorganization or consolidation; or

               (B) a complete liquidation or dissolution of the General Partner; or

               (C) an agreement for the sale or other disposition of all or substantially all of the assets of the General Partner; or

            (iii) acceptance by shareholders of the General Partner of shares in a share exchange if the shareholders of the General Partner immediately before such share exchange do not or will not own directly or indirectly immediately following such share exchange more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the entity resulting from or surviving such share exchange in substantially the same proportion as their ownership of the Voting Securities outstanding immediately before such share exchange.

         4. By execution of this Amendment to the Partnership Agreement by the General Partner, the Admitted Partners agree to be bound by each and every term of the Partnership Agreement as amended from time to time in accordance with the terms of the Partnership Agreement. The General Partner confirms that the provisions in Section 18.1(a) of the Partnership Agreement shall apply to the Admitted Partners notwithstanding Section 18.7 of the Partnership Agreement.

         5. On the date of this Amendment, each of the Admitted Partners shall execute and deliver to Brandywine Realty Trust an Irrevocable Proxy coupled with an Interest in the form set forth on Exhibit 1 hereto attached.

         6. Except as expressly set forth in this Amendment to the Partnership Agreement, the Partnership Agreement is hereby ratified and confirmed in each and every respect.

                  IN WITNESS WHEREOF, this Amendment to the Partnership Agreement has been executed and delivered as of the date first above written.

                                    GENERAL PARTNER:

                                    BRANDYWINE REALTY TRUST

                                    By:/s/ Gerard H. Sweeney
                                       ----------------------------------------
                                    Name: Gerard H. Sweeny
                                    Its:  President and Chief Executive Officer


                              ADMITTED PARTNERS:

COMMONWEALTH ATLANTIC                    COMMONWEALTH ATLANTIC
OPERATING PROPERTIES INC.                LAND IV INC.

By:/s/ Murry N. Gunty                    By:/s/ Murry N. Gunty
   -------------------------                ---------------------------
   Name:  Murry N. Gunty                    Name:  Murry N. Gunty
   Title:  Vice President                   Title:  Vice President


COMMONWEALTH ATLANTIC                    COMMONWEALTH ATLANTIC
LAND II INC.                             DEVELOPMENT INC.



By:/s/ Murry N. Gunty                    By:/s/ Murry N. Gunty
   -------------------------                ---------------------------
   Name:  Murry N. Gunty                    Name:  Murry N. Gunty
   Title:  Vice President                   Title:  Vice President

COMMONWEALTH ATLANTIC
LAND COMPANY


By:/s/ Murry N. Gunty
   ------------------------
   Name:  Murry N. Gunty
   Title:  Vice President

                                 SCHEDULE "A"




         ADMITTED                                           NUMBER OF SERIES B
         PARTNERS                                             PREFERRED UNITS
        ----------                                          -------------------

Commonwealth Atlantic Operating Properties Inc.                 1,140,527

Commonwealth Atlantic Land IV Inc.                                      0

Commonwealth Atlantic Land II Inc.                                283,731

Commonwealth Atlantic Development Inc.                             43,725

Commonwealth Atlantic Land Company                                 82,017